T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Summit Municipal Money Market Fund

Supplement to Summary Prospectus

The following information updates the Summary Prospectus for the T. Rowe Price Summit Municipal Money Market Fund.

The last sentence of the first paragraph is revised as follows:

This Summary Prospectus incorporates by reference the fund`s prospectus dated March 1, 2010, prospectus supplement dated May 21, 2010, and Statement of Additional Information dated May 1, 2010.

The following sentences under Principal Investment Strategies are hereby deleted:

All securities held by the fund will mature in 13 months or less. The fund`s weighted average maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates.

They are replaced with the following:

The fund`s yield will fluctuate with changes in short-term interest rates. The fund`s weighted average maturity will not exceed 60 days, its weighted average life will not exceed 120 days, and the fund will not purchase any security with a maturity longer than 13 months. When calculating its weighted average maturity, a fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. A fund may not take into account these resets when calculating its weighted average life.

The date of this supplement is May 21, 2010.

F84-041-S 5/21/10